   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2000

                                                      REGISTRATION NO. 333-49130
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              GENZYME CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MASSACHUSETTS                              2836                               06-1047163
    (STATE OR OTHER JURISDICTION          (PRIMARY STANDARD INDUSTRIAL                (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)              IDENTIFICATION NUMBER)

                           --------------------------

               ONE KENDALL SQUARE CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 252-7500

         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  PETER WIRTH
                              GENZYME CORPORATION
                               ONE KENDALL SQUARE
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 252-7500

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         ------------------------------

                        COPIES OF ALL CORRESPONDENCE TO:

              PAUL M. KINSELLA                                   JEFFREY M. WIESEN
              BETTY LO CUALIO                                     LEWIS J. GEFFEN
             PALMER & DODGE LLP                       MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND
             ONE BEACON STREET                                      POPEO, P.C.
        BOSTON, MASSACHUSETTS 02108                             ONE FINANCIAL CENTER
               (617) 573-0100                               BOSTON, MASSACHUSETTS 02111
                                                                   (617) 542-6000

                           --------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

 As soon as practicable after the effective time of this Registration Statement and the effective time
 of the merger contemplated by the Agreement and Plan of Merger between Genzyme
                                Corporation and
GelTex Pharmaceuticals, Inc., dated as of September 11, 2000, as amended, which is attached as
 Annex A to the proxy statement/prospectus forming a part of this Registration
                                   Statement.

                           --------------------------

    If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-49130.

                           --------------------------

    This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (No. 333-49130) is filed pursuant to Rule 462(d) solely to file updated exhibits and amend the exhibit index to such Registration Statement. This Post-Effective Amendment No. 1 does not change any of the information included in Part I or
Part II of such Registration Statement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant has duly caused this Post-Effective Amendment No. 1 to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of November 14, 2000.

                                                       GENZYME CORPORATION

                                                       BY:             /S/ MICHAEL S. WYZGA
                                                            -----------------------------------------
                                                                         Michael S. Wyzga
                                                            SENIOR VICE PRESIDENT AND CHIEF FINANCIAL
                                                                             OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this registration statement has been signed on November 14, 2000 by the following persons in the capacities indicated.

                      SIGNATURE                                  TITLE
                      ---------                                  -----
                /s/ HENRI A. TERMEER*                  Principal Executive
     -------------------------------------------         Officer and Director
                  Henri A. Termeer

                /s/ MICHAEL S. WYZGA                   Principal Financial and
     -------------------------------------------         Accounting Officer
                  Michael S. Wyzga

         /s/ CONSTANTINE E. ANAGNOSTOPOULOS*           Director
     -------------------------------------------
           Constantine E. Anagnostopoulos

             /s/ DOUGLAS A. BERTHIAUME*                Director
     -------------------------------------------
                Douglas A. Berthiaume

                 /s/ HENRY E. BLAIR*                   Director
     -------------------------------------------
                   Henry E. Blair

              /s/ ROBERT J. CARPENTER*                 Director
     -------------------------------------------
                 Robert J. Carpenter

               /s/ CHARLES L. COONEY*                  Director
     -------------------------------------------
                  Charles L. Cooney

                 /s/ VICTOR J. DZAU*                   Director
     -------------------------------------------
                   Victor J. Dzau

By:  /s/ MICHAEL S. WYZGA
     ------------------------------
     Michael S. Wyzga
     Attorney-in-fact

                                 EXHIBIT INDEX

       EXHIBIT
         NO.                                    DESCRIPTION
---------------------   ------------------------------------------------------------
         2.1            Agreement and Plan of Merger, dated as of September 11,
                        2000, among Genzyme Corporation, Titan Acquisition Corp. and
                        GelTex Pharmaceuticals, Inc. as amended through October 19,
                        2000 (attached as Annex A to the proxy statement/prospectus contained in this registration statement).

         2.2            Agreement and Plan of Merger, dated as of March 6, 2000,
                        among Genzyme Corporation, Seagull Merger Sub and Biomatrix,
                        Inc., as amended through August 25, 2000. Filed as Exhibit
                        99.1 to Genzyme's Current Report on Form 8-K dated March 6,
                        2000, and incorporated herein by reference.

         3.1            Amended and Restated Articles of Organization of Genzyme, as
                        amended. Filed as Exhibit 1 to Genzyme's Current Report on
                        Form 8-K filed with the Commission on June 30, 2000, and
                        incorporated herein by reference.

         3.2            By-laws of Genzyme, as amended. Filed as Exhibit 3.2 to
                        Genzyme's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and incorporated herein by reference.

         4.1            Indenture, dated as of May 22, 1998, between Genzyme and
                        State Street Bank and Trust Company, as Trustee, including the form of Note. Filed as Exhibit 4.3 to Genzyme's
                        Registration Statement on Form S-3 (File No. 333-59513), and
                        incorporated herein by reference.

         4.2 Registration Rights Agreement, dated as of May 19, 1998, among Genzyme, Credit Suisse First Boston Corporation,
                        Goldman, Sachs & Co. and Cowen & Company. Filed as Exhibit
                        4.4 to Genzyme's Registration Statement on Form S-3 (File
                        No. 333-59513), and incorporated herein by reference.

         4.3            Purchase Agreement, dated as of May 19, 1998, among Genzyme,
                        Credit Suisse First Boston Corporation, Goldman, Sachs & Co.
                        and Cowen & Company. Filed as Exhibit 4.5 to Genzyme's
                        Registration Statement on Form S-3 (File No. 333-59513), and
                        incorporated herein by reference.

         4.4            Amended and Restated Renewed Rights Agreement dated as of
                        June 10, 1999 between Genzyme and American Stock Transfer
                        and Trust Company. Filed as Exhibit 4 to Amendment No. 1 to
                        Genzyme's Registration Statement on Form 8-A dated June 11,
                        1999, and incorporated herein by reference.

         4.5 Warrant issued to Richard Warren, Ph.D. Filed as Exhibit 4 to the Form 8-K of IG Laboratories, Inc. dated October 11,
                        1990 (File No. 0-18439), and incorporated herein by reference.

         4.6            Form of Genzyme General Division Convertible Debenture,
                        dated August 29, 1998, including a schedule with respect
                        thereto filed pursuant to Instruction 2 to Item 601
                        of Regulation S-K. Filed as Exhibit 4.15 to Genzyme's
                        Registration Statement on Form S-3 (File No. 333-64901) and
                        incorporated herein by reference.

         4.7            Registration Rights Agreement dated as of August 29, 1997 by and among Genzyme and the entities listed on the signature pages thereto. Filed as Exhibit 10.8 to Genzyme's Form 10-Q for the quarter ended September 30, 1997, and incorporated herein by reference.

         4.8 Warrant Agreement between Genzyme and Comdisco, Inc. Filed as Exhibit 10.22 to a Form 10 of PharmaGenics, Inc. (File
                        No. 0-20138), and incorporated herein by reference.

       EXHIBIT
         NO.                                    DESCRIPTION
---------------------   ------------------------------------------------------------
         5.1            Opinion of Palmer & Dodge LLP regarding the validity of
                        securities to be issued under this registration statement.
                        Previously filed.

         8.1            Opinion of Palmer & Dodge LLP regarding material U.S.
                        federal income tax consequences of the merger. Previously filed.

         8.2            Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                        P.C. regarding material U.S. federal income tax consequences of the merger. Previously filed.

        23.1 Consent of PricewaterhouseCoopers LLP, independent accountants to Genzyme. Previously filed.

        23.2            Consent of Ernst & Young LLP, independent accountants to
                        GelTex Pharmaceuticals, Inc. Previously filed.

        23.3 Consent of PricewaterhouseCoopers LLP, independent accountants to Biomatrix, Inc. Previously filed.

        23.4 Consent of PricewaterhouseCoopers LLP, independent accountants to RenaGel LLC. Previously filed.

        23.5 Consent of Palmer & Dodge LLP (contained in Exhibit 8.1 hereto).

        23.6            Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                        P.C. (contained in Exhibit 8.2 hereto).

        23.7 Consent of SG Cowen Securities Corporation. Previously filed.

        24.1 Power of Attorney (included on the signature page to the initial filing of this Registration Statement).

        99.1            Form of Proxy Card for holders of GelTex common stock.
                        Previously filed.

        99.2 Form of Election Form/Letter of Transmittal for holders of GelTex common stock. Filed herewith.

        99.3            Opinion of SG Cowen Securities Corporation (included as
                        Annex B to the proxy statement/prospectus which is a part of this registration statement).

        99.4            Management and Accounting Policies Governing the
                        Relationship of Genzyme Divisions (included as Annex D to the proxy statement/prospectus contained in this registration statement).